UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2007

Date of Report (Date of earliest event reported)

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On April 6, 2007, Ambassadors International, Inc. (“Ambassadors” or the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the completion of its acquisition, through its wholly-owned subsidiary, Ambassadors International Cruise Group (“AICG”), of Windstar Sail Cruises Limited and its subsidiaries (“Windstar Cruises”) through the acquisition of all of the issued and outstanding shares of Windstar Cruises, pursuant to the terms of that certain Purchase Agreement dated as of February 21, 2007 (the “Purchase Agreement”), by and among AICG, HAL Antillen N.V. (“HAL Antillen”), a unit of Carnival Corporation, plc.

Pursuant to the Purchase Agreement, Ambassadors, through AICG, acquired all of the issued and outstanding shares of Windstar Cruises for the consideration of approximately $11.3 million in cash, $60 million in seller financing and the assumption of approximately $28.5 million in liabilities. The $60 million in seller financing was payable over ten years at 7% and was collateralized by each of the three Windstar Cruises’ ships (“Vessels”). In connection with the Purchase Agreement, AICG and HAL Antillen entered into the following agreements:

•	A promissory note (“Buyer Note”) in favor of HAL Antillen evidencing the $60 million in seller financing; and

•	A security agreement (“Security Agreement”) evidencing the following collateral provided for the seller financing;

•	a first preferred mortgage in each of the three Vessels;

•	AICG’s pledge of all of the shares of capital stock of Windstar Cruises; and

•	AICG’s grant of a security interest in all of the intellectual property of Windstar Cruises.

In addition to the above, the following agreements were also executed as part of the acquisition transaction:

•	A guarantee (“Guarantee”) by Windstar Cruises and each of the Vessels to provide additional support to AICG’s obligations under the Buyer Note; and

•	A performance guarantee (“Performance Guarantee”) by Ambassadors to provide additional support to the obligations of AICG, Windstar Cruises and each of the Vessels under the Buyer Note.

A copy of the Purchase Agreement, filed as Exhibit 2.1 to Ambassadors Current Report on Form 8-K filed April 6, 2007, and the copies of the Buyer Note, the Security Agreement, the Guarantee and the Performance Guarantee filed as exhibits to the Purchase Agreement are incorporated herein by reference. The acquisition transaction was subject to the approval of the Federal Trade Commission, as well as other customary closing conditions. On April 2, 2007 the acquisition was completed. On April 17, 2007, the Buyer Note was fully paid off as discussed below and, as a result, the above agreements other than the Purchase Agreement were terminated.

On April 3, 2007, Ambassadors closed the sale of $97.0 million of 3.75% Convertible Senior Notes due 2027 (“Notes”) to Thomas Weisel Partners LLC (“Initial Purchaser”), in a private offering, pursuant to a purchase agreement dated March 28, 2007, a copy of which purchase agreement was attached as Exhibit 10.1 to Ambassadors’ Current Report on Form 8-K filed April 3, 2007 and is incorporated herein by reference. A portion of the proceeds from the sale of Notes were used to retire the $60 million in seller financing incurred in connection with the acquisition of Windstar Cruises. The remaining proceeds are expected to be used for general corporate purposes and future growth of the Company.

The Notes will be convertible into shares of Ambassadors’ common stock, par value $0.01 per share (“Common Stock”), at a initial conversion rate of 17.8763 shares per $1,000 principal amount of the Notes (which is equivalent to an initial conversion price of approximately $55.94 per share), subject to adjustment upon the occurrence of certain events. Interest on the Notes is payable semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2007. The Company may redeem the Notes in whole or in part after April 15, 2012. After April 20, 2010 and prior to April 15, 2012, the Company may redeem all or a portion of the Notes only if the price of the Company’s common stock reaches certain thresholds for a specified period of time. Holders of the Notes may require the Company to purchase all or a portion of the Notes, in cash, on April 15, 2012, April 15, 2017 and April 15, 2022 or upon the occurrence of specified fundamental changes (as defined in the purchase agreement

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dated March 28, 2007). If a holder elects to convert Notes in connection with a specified fundamental change that occurs prior to April 15, 2012, the Company will in certain circumstances increase the conversion rate by a specified number of additional shares.

This Amendment No. 1 to Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by Ambassadors on April 6, 2007.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

•	The following audited financial statements of Windstar Sail Cruises Ltd. and Subsidiaries are included with this report as Exhibit 99.1:

•	Report of the Independent Auditors;

•	Consolidated Statements of Operations for the years ended November 30, 2006 and 2005;

•	Consolidated Balance Sheets as of November 30, 2006 and 2005;

•	Consolidated Statements of Cash Flows for the years ended November 30, 2006 and 2005;

•	Consolidated Statements of Shareholder’s Equity for the years ended November 30, 2006 and 2005; and

•	Notes to Consolidated Financial Statements.

(b)	The following pro forma financial information of Ambassadors International, Inc. is included with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006;

•	Unaudited Pro Forma Interim Condensed Balance Sheet as of March 31, 2007;

•	Unaudited Pro Forma Interim Condensed Statement of Operations for the three months ended March 31, 2007; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

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The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Ambassadors’ financial position or results of operations actually would have been had Ambassadors completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated February 21, 2007, by and among Ambassadors International Cruise Group, LLC and HAL Antillen N.V. and certain exhibits listed therein including: First Preferred Mortgages, Pledge Agreement, Security Agreement, Buyer Note, Deeds of Covenants, Subsidiary Guarantee and Parent Guarantee (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed April 2, 2007).

23.1	Consent of Independent Accountants.

99.1	Audited Financial Statements of Windstar Sail Cruises Ltd. and Subsidiaries listed in Item 9.01(a).

99.2	Pro Forma Financial Information of Ambassadors International, Inc. listed in Item 9.01(b).

99.3	Press release issued by Ambassadors International, Inc. dated February 22, 2007 (previously attached as Exhibit 99.1 to the Current Report on Form 8-K filed February 23, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: June 8, 2007	By:	/s/ Brian R. Schaefgen
Brian R. Schaefgen
Chief Financial Officer

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EXHIBITS ATTACHED TO THIS AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
23.1	Consent of Independent Accountants.

99.1	Audited Financial Statements of Windstar Sail Cruises Ltd. and Subsidiaries listed in Item 9.01(a).

99.2	Pro Forma Financial Information of Ambassadors International, Inc. listed in Item 9.01(b).